January 1, 1994

GATX CORPORATION
      MANAGEMENT INCENTIVE PLAN


1.        OBJECTIVE.

     This Management Incentive Plan (the "Plan"), which is administered by the Compensation Committee of the Board of Directors (the "Committee"), is established for the period January 1 through December 31, 1994 (the "Plan Year"), to motivate and reward those employees whose activities and contributions have a significant bearing on the success and profitability of GATX Corporation and its Subsidiaries (collectively, the "Company").

2.        ELIGIBILITY.

     Recommendation for participation in the Plan is initiated by the Subsidiary Presidents or the Vice President of Human Resources, and approved by the Chief Executive Officer.

3.        PARTICIPATION.

     Participants under this Plan will be exempt salaried employees with the Company who are individually authorized to participate (the "Participants"). Each Participant will be notified by the Subsidiary President or Corporate Department Head of his or her participation in the Plan, and of the percentage of the base salary at which the Participant will be eligible to participate in the Plan ("Target Bonus").

4.        DEFINITIONS.

     For purposes of this Plan, the following terms will have the following meanings:

     A. "Base Salary" will mean (1) the total salary (excluding any incentive compensation or lump sum payments) paid to a Participant by the Company before reduction for any contribution authorized under the GATX Corporation Salaried Employees Retirement Savings Plan, plus (2) any compensation which the Participant elects to defer under any deferred compensation plan of the Company.

     B. "Income Goals" will mean the net income goals established annually by the Committee for GATX and each subsidiary. See Exhibit II.

     C. "Bonus" will mean the amount payable to a Participant under this Plan for the current Plan Year, calculated in accordance with the provisions of this Plan, and approved by the Committee.

     D. "Profit Attainment Percentage" will mean the quotient of income divided by income goal expressed as a percentage.

     E. "Payout Percentage" will mean the percentage of the Bonus paid for the Company or Subsidiary performance as determined by the Profit Attainment Percentage. The relationship between the Profit Attainment Percentage and the Payout Percentage is approved by the Committee and presented in Exhibit III.

     F. "Personal Evaluation Percentage" will mean the percentage of the Bonus paid for the Participant's individual performance during the Plan Year as determined from the performance or MBO rating. See Exhibit IV.

     G. "Threshold" will mean the minimum level of income required for payout under the Earnings Portion of this Plan. See Exhibit II.

5.        COMPONENTS OF THE BONUS.

     The Bonus is composed of a GATX Earnings Portion, a Subsidiary Earnings Portion and a Personal Portion. As soon as practical following the start of each Plan Year, the Committee will establish Income Goals for GATX and each participating subsidiary.

     A. GATX Earnings Portion - The extent to which GATX meets its Income Goal - determined by reference to the Profit Attainment Percentages
(Exhibit III) - will be the basis for the GATX Earnings Portion of the Bonus for both corporate and subsidiary participants.

     B. Subsidiary Earnings Portion - For subsidiary Participants, the extent to which each subsidiary meets its Income Goal - determined by reference to the Profit Attainment Percentages (Exhibit III) - will be the basis for that subsidiary's Earnings Portion of the Bonus.

     For corporate Participants, the Subsidiary Earnings Portion will recognize the relative proportion of the Income Goals established for each participating subsidiary. At the start of the Plan Year, each participating subsidiary will be assigned a weight by the Committee calculated on the basis of its Income Goal as a percent of the total of the Income Goals of all participating subsidiaries, with a minimum weight of 5.0% (Exhibit III). The extent to which each subsidiary meets its Income Goal - determined by reference to the Profit Attainment Percentages (Exhibit III) - will be the basis for the Subsidiary Earnings Portion of the Bonus.

     C. Personal Portion - The Personal Portion recognizes the level of the Participant's individual performance (Exhibit IV). The percentage of the Bonus represented by the Personal Portion may vary depending upon whether or not the Threshold levels established annually for GATX (for corporate Participants) and the subsidiaries (for subsidiary Participants) are met.

6.        WEIGHTING OF THE COMPONENTS OF THE BONUS.


     As soon as practical following the start of each Plan Year, the Committee will determine the weight to be allocated to each of the component parts of the Bonus identified in paragraph 5 hereof. For the current Plan Year, the component parts of the Bonus for each category of Participant are attached as Exhibit I.

7.        CALCULATION OF THE BONUS.

     A. The weighting of the Income Goals is multiplied by a Participant's Target Bonus to determine the Target Value for the Income Goal.
(Exhibit V, Section A).

     B. Payout Percentage are determined from the Profit Attainment Percentages as described in paragraph 5 (Exhibit V, Section B.)

     C. Payout Percentages are multiplied by the Target Values of the Income Goals to determine the Earnings Portion of the Bonus. (Exhibit V, Section C.) The Personal Portion is determined by multiplying the Target Value of the Personal Portion by the Personal Evaluation Percentage as determined from the table attached as Exhibit IV.

     D. The Bonus will be the sum of the Earnings Portions and the Personal Portion of the Bonus, provided that no Bonus payment will be made with respect to the Earnings Portions unless the Company and participating subsidiaries reach Threshold levels as established by the Committee.

8.        ADMINISTRATION OF THE PLAN.

     A.   Administration.
           Administration of the Plan will be the responsibility of the Committee which may delegate responsibility thereunder to the Corporate Director of Compensation, Corporate Human Resources Department.

     B.   New Participants.
           Subject to the provisions of the following sentence, new employees who join the Company during the Plan Year may be authorized to participate in the Plan on a pro-rata basis with the approval of the Chief Executive Officer. Participation under this Plan will not be available to any new participant after October 1st of any Plan Year.

     C.   Transfers and Promotions.
           If a Participant is transferred or promoted during the Plan Year causing an adjustment in his Target Bonus, such Participant's bonus will be calculated on a pro-rata basis to reflect this change.

     D.   Retirement, Death or Disability.
           A Participant who retires, dies, or becomes totally and permanently disabled, as that term is defined in the GATX Pension Plan for Salaried Employees, during the Plan Year will be entitled to a pro-rated bonus in accordance with Paragraph E.

     E.   Payment of Bonus.
           Bonuses will be paid as soon as possible after the completion of the Company's year-end audit, normally no later than March 1. The Participant does not have a contractual right to receive the Bonus. Participants become entitled to receive Bonus payments only after the payments have been approved and authorized by the Committee.

     F.   Employment as a Condition Precedent.
           No bonus will be paid, except pursuant to the provisions of Paragraph D above, unless the Participant is an employee of the Company at the end of the Plan Year.

     G.   No Employment Contract.
           Neither the establishment of the Plan nor the authorization to be a Participant in the Plan will be construed as giving the Participant the right to be retained in the service of the Company.

     H.   Modification of Goals.
           The Committee may, from time to time during the Plan Year, modify the Plan as appropriate including (i) Income Goals, (ii) Thresholds,
(iii) Payout Percentages, (iv) assigned weights established for one or more subsidiaries and (v) weighting of the Components of the Bonus if, in the sole discretion of the Committee, any part of the Plan, including the Income Goals, Thresholds, Payout Percentages, and weighting of the Components of the Bonus previously established cease to be reasonable measures of desired performance. Notwithstanding anything to the contrary contained herein, the Committee shall have the authority and exclusive discretion to determine whether income or expenses of an unusual or nonrecurring nature are to be included with other income of the Company for purposes of determining whether the established Income Goals have been achieved.


                                                           EXHIBIT I




                WEIGHTING OF THE COMPONENTS OF THE BONUS
                     1994 MANAGEMENT INCENTIVE PLAN




CEO                                 100%    GATX





OTHER SENIOR CORPORATE OFFICERS      30%    GATX
and SUBSIDIARY PRESIDENTS            70%    subsidiary or combined subsidiaries
                                 ---------
                                     100%
                                 =========

OTHER PARTICIPANTS                    10%    GATX
                                      40%    subsidiary or combined subsidiaries
                                      50%    Personal*
                                ----------
                                     100%
                                ==========

*30% if Threshold not met


                                                                      EXHIBIT II



            INCOME GOALS, WEIGHTING OF THE INCOME GOALS, THRESHOLDS
                         1994 MANAGEMENT INCENTIVE PLAN

                         1994 INCOME GOALS ($ IN OOO'S)





                      NET
                    INCOME          CORP STAFF
                     GOALS           WEIGHTING
GATC                62,009            49.26%

CAPITAL             21,213            16.85%

TERMINALS           30,065            23.69%

ASC                  5,451             5.00%

LOGISTICS            1,005             5.00%

GATX CORP           85,264             0.00%

                                     100.00%


                                   THRESHOLDS

         The threshold will be 80% of the Income Goal for GATX and each participating subsidiary with the exception of GATC, for which the Threshold will be 85% of the Income Goal.

                                                                   EXHIBIT III


                   PROFIT ATTAINMENT AND PAYOUT PERCENTAGES
                        1994 MANAGEMENT INCENTIVE PLAN

       PROFIT ATTAINMENT                  PAYOUT PERCENTAGE
          PERCENTAGE            ------------------------------------
       -----------------
                                 GATX & ALL SUBS EXCEPT GATC   GATC
                                 ---------------------------   -----
       THRESHOLD  80                      30
                  81                      35
                  82                      40
                  83                      45
                  84                      50
       GATC       85                      55                  55.0
                  86                      60                  60.0
                  87                      65                  65.0
                  88                      70                  70.0
                  89                      75                  75.0
                  90                      80                  80.0
                  91                      83                  83.0
                  92                      86                  86.0
                  93                      89                  89.0
                  94                      92                  92.0
                  95                      95                  95.0
                  96                      96                  96.0
                  97                      97                  97.0
                  98                      98                  98.0
                  99                      99                  99.0
                 100                     100                 100.0
                 101                     101                 101.3
                 102                     102                 102.7
                 103                     103                 104.0
                 104                     104                 106.0
                 105                     105                 110.0
                 106                     108                 114.0
                 107                     111                 118.0
                 108                     114                 122.0
                 109                     117                 126.0
                 110                     120                 130.0
                 111                     123                 134.0
                 112                     126                 138.0
                 113                     129                 142.0
                 114                     132                 146.0
                 115                     135                 150.0
                 116                     138
                 117                     141
                 118                     144
                 119                     147
                 120                     150



Actual Payout Percentage will be interpolated, if necessary, and rounded to the nearest .01%.

                                                                                         EXHIBIT IV

               PERFORMANCE EVALUATION PERCENTAGE DETERMINATION
                        1994 MANAGEMENT INCENTIVE PLAN




                                                              PERFORMANCE
                                                              EVALUATION
RATING                 EVALUATION CRITERIA                        PERCENTAGE
4          Performance was outstanding; consistently             150%
           exceeded job requirements during the
           performance period.

3          Performance was fully satisfactory; met or at         100%
           times exceeded job requirements during the
           performance period.

2          Performance was less than satisfactory; some           50%
           but not all job requirements were met during the
           performance period.

1          Performance was very unsatisfactory; few job           -0-
           requirements were met during the performance
           period.

                                                ***

           Management By Objectives (MBO) Ratings

4          Substantially Exceeding Target                        150%

3          On Target or Exceeding Target                         100%

2          Progressing                                            50%

1          Not on Target                                          -0-

Actual ratings may include a decimal place, i.e. a rating of 3.5 would result in 125% of the Personal Portion.


                                                                        EXHIBIT V

                       1994 MANAGEMENT INCENTIVE PLAN
                         BONUS CALCULATION EXAMPLE

EMPLOYEE:  (Corporate Participant)                        Base Salary       $75,000
                                                          Target Percentage    20.0%
                                                          Target Bonus      $15,000

A.          TARGETS - EARNINGS AND PERSONAL PORTIONS

     FACTOR         WEIGHTING                        TARGET BONUS    TARGET VALUE
- ---------------     ----------------------           ------------    ------------
1.  CORP INCOME                10% =10.000%          $15,000.00      $1,500.00
2.  GATC            49.26%  x  40% =19.704%          $15,000.00      $2,955.60
    Capital         16.85%  x  40% = 6.740%          $15,000.00      $1,011.00
    Terminals       23.89%  x  40% = 9.556%          $15,000.00      $1,433.40
    ASC              5.00%  x  40% = 2.000%          $15,000.00        $300.00
    Logistics        5.00%  x  40% = 2.000%          $15,000.00        $300.00
3.  PERSONAL                   50% =50.000%          $15,000.00      $7,500.00
                               ------------                         ----------
TARGET AMOUNT                      100.000%                         $15,000.00
                               ============                         ==========



B.          GATX AND SUBSIDIARY PERFORMANCE

    FACTOR        THRESHOLD     INCOME GOAL   ACTUAL       PROFIT %   PAYOUT %
    -----------   ---------     ----------    ----------   --------   ----------
1.  CORP INCOME   68,212,000     85,264,000   81,244,000      95.3%       95.3%
2.  GATC          49,607,200     62,009,000   57,989,000      93.5%       90.5%
    Capital       16,970,400     21,213,000   21,213,000     100.0%      100.0%
    Terminals     24,052,000     30,065,000   29,159,000      97.0%       97.0%
    ASC            4,360,800      5,451,000    5,451,000     100.0%     100.00%
    Logistics        804,000      1,005,000      904,500      90.0%       80.0%


C.          INDIVIDUAL BONUS CALCULATION

     FACTOR               PAYOUT %             TARGET VALUE       AWARD
    -----------          ---------             -----------      -------------
1.  CORP INCOME             95.3%          x     $1,500.00   =         $1,429.50   $1,429.50
                                                                ----------------------------
2.  GATC                    90.5%          x     $2,955.60   =         $2,674.82
    Capital                100.0%          x     $1,011.00   =         $1,011.00
    Terminals               97.0%          x     $1,433.40   =         $1,390.40
    ASC                    100.0%          x       $300.00   =           $300.00
    Logistics               80.0%          x       $300.00   =           $240.00   $5,616.22
                                                                 ---------------------------
3.  PERSONAL               125.0%          X     $7,500.00   =         $9,375.00   $9,375.00
                                                                 ---------------------------
                                                     TOTAL BONUS $16,420.72